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                                                                  EXHIBIT 23.2


                          CONSENT OF LEGAL COUNSEL


We hereby consent to the use of our name in Form SB-2 registration statement of EMB Corporation.


Oklahoma City, Oklahoma             STEPHEN A. ZRENDA, JR., P.C.
February 5, 1997

                              By:
                                 --------------------------------------------
                                    Stephen A. Zrenda, Jr., President